SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 17, 2004

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                 DELAWARE                          0-19410
       (State or Other Jurisdiction        (Commission File Number)
             of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)



Item 5.    Other Events and Regulation FD Disclosure.


           Point Therapeutics, Inc. ("Point") issued a press release on June 17, 2004 announcing that it initiated a Phase 2 clinical trial of Point's lead therapeutic compound, talabostat (PT-100), for the treatment of advanced metastatic melanoma.


           A copy of the press release dated June 17, 2004 is being filed as
           Exhibit 99.1 to this Current Report on Form 8-K.



Item 7.    Financial Statements and Exhibits.

           (c) Exhibits.

           99.1 - Press release issued by Point dated June 17, 2004.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POINT THERAPEUTICS, INC.


June 17, 2004                                 By: /s/ Donald R. Kiepert, Jr.
                                              ---------------------------------
                                      Name:   Donald R. Kiepert, Jr.
                                      Title:  President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:


Exhibit         Description
-------         -----------
99.1 Press release issued by Point Therapeutics, Inc. ("Point") on June 17, 2004 announcing that it initiated a Phase 2 clinical trial of Point's lead therapeutic compound, talabostat (PT-100), for the treatment of advanced metastatic melanoma.